Exhibit 4.2

FIRST SUPPLEMENTAL INDENTURE

This FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) is executed as of December 15, 2015 among Expedia, Inc., a Delaware corporation (the “Company”), the Subsidiary Guarantors party hereto, HomeAway Software, Inc., a Delaware corporation and a subsidiary of the Company, HomeAway.com, Inc., a Delaware corporation and a subsidiary of the Company, and BedandBreakfast.com, Inc., a Colorado corporation and a subsidiary of the Company (each, an “Additional Guarantor”), and The Bank of New York Mellon Trust Company, N.A., a national banking association, as Trustee (the “Trustee”) under the Indenture dated as of December 8, 2015 (the “Indenture”).

WITNESSETH

WHEREAS, the Company and the Subsidiary Guarantors party thereto have entered into the Indenture with the Trustee pursuant to which the Trustee acts as trustee for the holders of the Company’s 5.000% Senior Notes due 2026;

WHEREAS, pursuant to Section 10.7 of the Indenture, the Company agreed to cause any Domestic Subsidiary that becomes a guarantor or borrower under the Credit Agreement to become a Subsidiary Guarantor by executing a supplemental indenture;

WHEREAS, each Additional Guarantor is agreeing to become a guarantor under the Credit Agreement;

WHEREAS, the Indenture permits the Company, the Trustee and each Additional Guarantor to execute a supplemental indenture for the purpose of adding a Subsidiary Guarantor; and

WHEREAS, all acts and requirements necessary to make this Supplemental Indenture the legal, valid and binding obligation of the Company, the Subsidiary Guarantors and each Additional Guarantor have been done.

AGREEMENT

NOW, THEREFORE, in consideration of the agreements set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. DEFINITIONS. All capitalized terms used in this Supplemental Indenture not defined herein shall have the same meanings ascribed to them in the Indenture.

Section 2. ADDITIONAL GUARANTORS. Each Additional Guarantor by the execution of this Supplemental Indenture agrees to be a Subsidiary Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Subsidiary Guarantors.

Section 3. EFFECTIVENESS. This Supplemental Indenture shall become effective upon execution by all parties hereto.

Section 4. ACKNOWLEDGMENT AND CONSENT. Each of the Subsidiary Guarantors party hereto acknowledges that its consent to this Supplemental Indenture is not required, but each of such Subsidiary Guarantors nevertheless does hereby agree and consent to this Supplemental Indenture.

Section 5. GOVERNING LAW. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 6. MISCELLANEOUS. This Supplemental Indenture may be executed in various counterparts which together will constitute one and the same document. This Supplemental Indenture is an amendment supplemental to the Indenture and this Supplemental Indenture will henceforth be read together with the Indenture.

Section 7. TRUSTEE. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. The recitals and statements herein are deemed to be those of the Company and the Subsidiary Guarantors and not of the Trustee.

[Remainder of page intentionally left blank]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Supplemental Indenture as of the day and year first above written.

EXPEDIA, INC., a Delaware corporation,
as Issuer,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

EXPEDIA, INC., a Washington corporation,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President
and Chief Financial Officer

TRAVELSCAPE, LLC,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

HOTWIRE, INC.,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President

HOTELS.COM, L.P.,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to 2026 Supplemental Indenture]

EXPEDIA, INC., a Washington corporation,
on behalf of HOTELS.COM GP, LLC,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

HRN 99 HOLDINGS, LLC,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Manager

EGENCIA LLC,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

EAN.COM, LP,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

INTERACTIVE AFFILIATE NETWORK, LLC,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to 2026 Supplemental Indenture]

CLASSIC VACATIONS, LLC,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

WWTE, INC.,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

CARRENTALS.COM, INC.,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President

EXPEDIA, INC., a Washington corporation,
on behalf of CRUISE, LLC,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to 2026 Supplemental Indenture]

ORBITZ WORLDWIDE, INC.,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

NEAT GROUP CORPORATION,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

O HOLDINGS INC.,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

ORBITZ FINANCIAL CORP.,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

ORBITZ FOR BUSINESS, INC.,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to 2026 Supplemental Indenture]

ORBITZ, INC.,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

TRIP NETWORK, INC.,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

OWW FULFILLMENT SERVICES, INC.,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

ORBITZ, INC., a Delaware corporation,
on behalf of ORBITZ, LLC,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

ORBITZ WORLDWIDE, LLC,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to 2026 Supplemental Indenture]

ORBITZ INC., a Delaware corporation, on
behalf of, ORBITZ LLC, a Delaware limited
liability company, on behalf of ORBITZ
AWAY LLC,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

ORBITZ, INC., a Delaware corporation, on
behalf of ORBITZ TRAVEL INSURANCE
SERVICES, LLC,
as Subsidiary Guarantor,
by	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to 2026 Supplemental Indenture]

HOMEAWAY SOFTWARE, INC.,
as Subsidiary Guarantor,
By	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President

HOMEAWAY.COM, INC.,
as Subsidiary Guarantor,
By	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President

BEDANDBREAKFAST.COM, INC.,
as Subsidiary Guarantor,
By	/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President

[Signature Page to 2026 Supplemental Indenture]

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee
by	/s/ Manjari Purkayastha
	Name:	Manjari Purkayastha
	Title:	Vice President

[Signature Page to 2026 Supplemental Indenture]